Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN SHPEi INDEX FUND (BUY) *

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN) *

Supplement dated May 7, 2020 to the

Statement of Additional Information (“SAI”) dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information of USCF SummerHaven SPHEI Index Fund (“BUY”) and USCF SummerHaven SPHEN Index Fund (“BUYN”), series of USCF ETF Trust, and should be read in conjunction with the SAI of BUY and BUYN.

Effective May 6, 2020, USCF SummerHaven SPHEN Index Fund (“BUYN”) has liquidated. Accordingly, all references to BUYN in the SAI of BUY are hereby removed.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1000 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.